EXHIBIT 4.1

Offering Memorandum                                                 Confidential
Dated May 2, 1998

                               Bio-One Corporation
                             (A Nevada Corporation)

                                1,600, 000 Shares

                          At a Price of $.01 Per Share

         Bio-One Corporation, a Nevada corporation (the "Company"), is a company which is in the nutritional supplement marketing and internet consulting business

         The Company's principal office is located at 222 Lakeview Avenue, Suite 160-124, West Palm Beach, FL 33401.

         AN INVESTMENT IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. INVESTMENT IN THE SECURITIES OFFERED HEREBY IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL MEANS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT AND WILL BE SOLD ONLY TO ACCREDITED OR OTHERWISE QUALIFIED INVESTORS. FOR A DISCUSSION OF THE MATERIAL RISKS IN CONNECTION WITH THE PURCHASE OF THE SHARES, SEE "INVESTMENT RISK CONSIDERATIONS".

         The SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (The "ACT"), IN RELIANCE UPON The EXEMPTION FROM REGISTRATION AFFORDED BY SECTIONS 4(2) AND 3(b) OF The SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER.

         THIS MEMORANDUM HAS NOT BEEN REVIEWED OR APPROVED OR DISAPPROVED, NOR HAS The ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON BY The SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS OFFERING IS BEING MADE PURSUANT TO THE EXEMPTIONS AFFORDED BY SECTIONS 4(2) OR 3(b) OF THE SECURITIES ACT OF 1933 AND RULE 504 OF REGULATION D PROMULGATED THEREUNDER AND STATE SMALL CORPORATE OFFERING REGISTRATION PROVISIONS. PURSUANT TO RULE 504, THE SHARES SOLD HEREBY WILL NOT BE SUBJECT TO ANY LIMITATIONS ON RESALE THEREOF UNDER FEDERAL LAW. THE SHARES MAY, HOWEVER, BE SUBJECT TO LIMITATIONS ON THE OFFER AND SALE AND THE RESALE OF THE SHARES IMPOSED BY The BLUE SKY LAWS OF INDIVIDUAL STATES. IN ADDITION, The COMPANY INTENDS TO FILE THE REQUIRED DOCUMENTS IN CERTAIN OTHER STATES IDENTIFIED BY MANAGEMENT AS HAVING POSSIBLE INVESTOR INTEREST AND USE ITS BEST EFFORTS TO QUALIFY The SHARES FOR SECONDARY TRADING IN SUCH STATES, THOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO QUALIFY The SHARES FOR SECONDARY TRADING IN ANY SUCH STATES IN WHICH IT SUBMITS SUCH APPLICATIONS AND DOCUMENTS. AN


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INABILITY TO QUALIFY The SHARES FOR  SECONDARY  TRADING WILL CREATE  SUBSTANTIAL
RESTRICTION ON The TRANSFERABILITY OF SUCH SHARES WHICH MAY NEGATE The BENEFIT OF The EXEMPTION PROVIDED BY RULE 504 OF REGULATION D. SEE "RISK FACTORS." THE COMPANY WILL USE ITS BEST EFFORTS TO CAUSE The SHARES TO BE LISTED ON THE ELECTRONIC BULLETIN BOARD OPERATED BY The NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AS A MARKET IN WHICH THEY MAY BE TRADED. THERE IS NO ASSURANCE THAT SUCH LISTING WILL BE OBTAINED OR THAT IF A LISTING IS OBTAINED THAT ANY MARKET FOR THE SHARES WILL DEVELOP, OR IF DEVELOPED, THAT IT WILL BE SUSTAINED.

--------------------------------------------------------------------------------

                  Subscription                        Proceeds to the
                  Price            Commissions(1)     Company

Per Share         $0.01                $ -0-          $ 16,000

(1) The Shares are being sold by the Company's sole Officer and no commissions will be paid in connection with the Offering.

                               Bio-One Corporation
                               222 Lakeview Avenue
                                  Suite 160-124
                            West Palm Beach, FL 33401
                                 (407) 833-5092

                        NOTICES TO PROSPECTIVE INVESTORS

         THIS OFFERING MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE OFFERING OF THE SHARES AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. BY ACCEPTING DELIVERY OF THIS OFFERING MEMORANDUM, EACH RECIPIENT AGREES TO RETURN THIS OFFERING MEMORANDUM AND ALL OTHER DOCUMENTS IF THE RECIPIENT DOES NOT AGREE TO PURCHASE ANY OF THE SHARES TO THE COMPANY AT ITS ADDRESS LISTED ON THE COVER OF THE OFFERING MEMORANDUM.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON THE TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS. PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SHARES TO ANY PERSON IN ANY STATE OR IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL, SUBJECT TO THE PRECEDING SENTENCE. THIS OFFERING MEMORANDUM IS INTENDED FOR THE EXCLUSIVE USE OF THE PERSON TO WHOM IT IS DELIVERED BY AN AUTHORIZED AGENT OF THE COMPANY ON BEHALF OF THE COMPANY.

         PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL OFFERING MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS COVERING HIS INVESTMENT.

         THE SHARES ARE OFFERED SUBJECT TO THE ACCEPTANCE BY THE COMPANY OF OFFERS BY PROSPECTIVE INVESTORS, ALLOCATION OF SHARES BY THE COMPANY AND OTHER CONDITIONS SET FORTH HEREIN. THE COMPANY MAY REJECT ANY OFFER IN WHOLE OR IN PART AND NEED NOT ACCEPT OFFERS IN THE ORDER RECEIVED.

         THIS CONFIDENTIAL OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL

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FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE  CIRCUMSTANCES  UNDER
WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENT PURPORTED TO BE SUMMARIZED HEREIN.

         THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES UNDERLYING THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE SUBSCRIPTION PRICE FOR THE SHARES IS PAYABLE IN FULL UPON SUBSCRIPTION. THE OFFERING PRICE WAS DETERMINED ARBITRARILY BY THE COMPANY AND BEARS NO RELATIONSHIP TO ASSETS, EARNINGS, BOOK VALUE OR ANY OTHER CRITERIA OF VALUE. NO REPRESENTATION IS MADE THAT THE SHARES HAVE MARKET VALUE OF, OR COULD BE RESOLD AT, THAT PRICE (SEE "RISK FACTORS," "DILUTION," AND "USE OF PROCEEDS).

         THE SHARES WILL BE OFFERED BY THE COMPANY ON A BEST EFFORTS BASIS TO A SELECT GROUP OF INVESTORS WHO MEET CERTAIN SUITABILITY STANDARDS. NO COMMISSIONS AND NO NON-ACCOUNTABLE OR ACCOUNTABLE EXPENSE ALLOWANCE OF ANY KIND WILL BE PAID FROM OR DEDUCTED FROM THE PROCEEDS RAISED HEREBY. THE COMPANY WILL ABSORB ALL MARKETING EXPENSES ASSOCIATED WITH THIS OFFERING 9SEE "USE OF PROCEEDS").

         THE COMPANY HAS AGREED TO PROVIDE, PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN, TO EACH POTENTIAL PURCHASER OF SECURITIES (OR HIS REPRESENTATIVES) OR BOTH) THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THEY POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

         THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO ANY PERSON WHO DOES NOT MEET THE SUITABILITY STANDARDS DESCRIBED HEREIN. REPRODUCTION OF THIS OFFERING MEMORANDUM IS STRICTLY PROHIBITED.

         NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFERING MEMORANDUM EXCEPT AS NOTED ABOVE WITH REGARD TO QUESTIONS ASKED OF THE COMPANY AND OF THOSE AUTHORIZED TO ACT ON ITS BEHALF. NO OFFERING LITERATURE OR ADVERTISING HAS BEEN AUTHORIZED BY THE COMPANY EXCEPT THE INFORMATION CONTAINED HEREIN. ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS OFFICERS AND DIRECTORS. EXCEPT AS OTHERWISE INDICATED, THIS OFFERING MEMORANDUM SPEAKS AS OF THE DATE ON THE COVER PAGE NEITHER THE DELIVERY OF THIS OFFERING MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE RESPECTIVE DATES AT WHICH THE INFORMATION IS GIVEN HEREIN OR THE DATE HEREOF.

         ANY UNSOLD SHARES MAY BE PURCHASED BY THE COMPANY OR ITS AFFILIATES ON THE SAME TERMS AS SHARES PURCHASED BY OTHER INVESTORS.

                     NOTICES TO RESIDENTS OF CERTAIN STATES

                           NOTICE TO ALABAMA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT OF AN ALABAMA PURCHASER WHO IS NOT AN ACCREDIT INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF SUCH PURCHASER'S NET WORTH, EXCLUSIVE OF PRINCIPAL RESIDENCE, FURNISHINGS AND AUTOMOBILES.

                           NOTICE TO ALASKA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ALASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                           NOTICE TO ARIZONA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 44-184(1) OF SUCH ACT. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER SUCH ACT OR EXEMPTION THEREFROM.

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         ARIZONA  RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST
SEVENTY FIVE THOUSAND ($75,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF SEVENTY FIVE THOUSAND (475,000) DOLLARS; OR (iii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE TO ARKANSAS RESIDENTS

         THESE  SECURITIES  ARE OFFERED  PURSUANT TO A CLAIM OF EXEMPTION  UNDER
SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AN INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH AT THE TIME OF PURCHASE, ALONE OR JOINTLY WITH SPOUSE.

                         NOTICE TO CALIFORNIA RESIDENTS

         IF THE COMPANY ELECTS TO SELL SHARES IN THE STATE OF CALIFORNIA, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES, OR OTHER INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                         NOTICE TO CONNECTICUT RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                          NOTICE TO DELAWARE RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                           NOTICE TO FLORIDA RESIDENTS

         THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                           NOTICE TO GEORGIA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED. IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 9(M) OF SUCH ACT AND THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SAID ACT.

                            NOTICE TO IDAHO RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

         ANYTHING  TOT  HE  CONTRARY   NOTWITHSTANDING,   THE  INVESTMENT  BY  A
NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO INDIANA RESIDENTS

         EACH INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES) EQUAL TO AT LEAST THREE (3) TIMES THE AMOUNT OF HIS INVESTMENT BUT IN N O EVENT LESS THAN SEVENTY FIVE THOUSAND (475,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES OF TOW (2) TIMES HIS INVESTMENT BUT IN NOT EVENT LESS THAN THIRTY THOUSAND ($30,000) DOLLARS AND A GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS.

                            NOTICE TO IOWA RESIDENTS

         IOWA RESIDENTS MUST HAVE EITHER (i) A NET WORTH OF AT LEAST FORTH THOUSAND ($40,000) DOLLARS (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF FORTH THOUSAND ($40,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AS COMPUTED ABOVE.

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                           NOTICE TO KANSAS RESIDENTS

         AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH; EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES.


                          NOTICE TO KENTUCKY RESIDENTS

         THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREIN.

         ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) OF THE INVESTOR'S NET WORTH.

                            NOTICE TO MAINE RESIDENTS

         THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 1052(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

                          NOTICE TO MARYLAND RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 11-602(9) OF SUCH ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MARYLAND, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SUCH ACT.

                        NOTICE TO MASSACHUSETTS RESIDENTS

         MASSACHUSETTS RESIDENTS MUST HAVE HAD EITHER (i) A MINIMUM NET WORTH OF AT LEAST FIFTY THOUSAND ($50,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND HAD DURING THE LAST YEAR, OR IT IS ESTIMATED THAT THE SUBSCRIBER WILL HAVE DURING THE CURRENT TAKE YEAR, TAXABLE INCOME OF FIFTY THOUSAND ($50,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE TO MICHIGAN RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MICHIGAN SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

         THE COMPANY SHALL PROVIDE ALL MICHIGAN INVESTORS WITH A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF THE PROCEEDS OF THE OFFERING WITHIN SIX
(6) MONTHS AFTER COMMENCEMENT OF THE OFFERING OR UPON COMPLETION, WHICHEVER OCCURS FIRST, AND WITH ANNUAL CURRENT BALANCE SHEETS AND INCOME STATEMENT THEREAFTER.

                          NOTICE TO MINNESOTA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 80 OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW.

                         NOTICE TO MISSISSIPPI RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NO HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

         THERE IS NOT ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

         THE  PURCHASER  OF  THESE  SECURITIES  MUST  MEET  CERTAIN  SUITABILITY
STANDARDS AND MUST BE ABLE TO BEAR THE ENTIRE LOSS OF HIS INVESTMENT. ADDITIONALLY, ALL PURCHASERS WHO ARE NOT ACCREDITED INVESTORS MUST HAVE A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS AND INCOME OF THIRTY THOUSAND ($30,000) DOLLARS OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) YEAR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI SECURITIES ACT OR IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

                          NOTICE TO MISSOURI RESIDENTS

         THESE SECURITIES ARE SOLD TO, AND BEING ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPTED UNDER SECTION 10, SUBSECTION 409.402(b), MISSOURI UNIFORM SECURITIES ACT (RMSO 1969).

         THE SHARES HAVE TO BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI, UNLESS THE SHARES ARE REGISTERED, THEY MAY NOT BE

REOFFERED OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTOR MUST HAVE A MINIMUM ANNUAL INCOME OF THIRTY THOUSAND ($330,000) DOLLARS AND A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000)(DOLLARS, EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES.

         AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO MONTANA RESIDENTS

         EACH MONTANA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER DATE OF PURCHASE.

         ANYTHING  TO  THE  CONTRARY   NOTWITHSTANDING,   THE  INVESTMENT  BY  A
NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

                          NOTICE TO NEBRASKA RESIDENTS

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE NEBRASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

                        NOTICE TO NEW HAMPSHIRE RESIDENTS

         EACH NEW HAMPSHIRE INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS OR (iii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AND FIFTY THOUSAND ($50,000 DOLLARS ANNUAL INCOME.

                         NOTICE TO NEW JERSEY RESIDENTS

         THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES TO CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        NOTICE TO NORTH DAKOTA RESIDENTS

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSION OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL OFFENCE.

                          NOTICE TO NEW YORK RESIDENTS

         THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                       NOTICE TO NORTH CAROLINA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATOR NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          NOTICE TO OKLAHOMA RESIDENTS

         THESE SECURITIES RENDERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT OF AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

         ANYTHING  TO  THE  CONTRARY   NOTWITHSTANDING,   AN   INVESTMENT  BY  A
NON-ACCREDITS INVESTOR SHALL NOT EXCEED THEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO OREGON RESIDENTS

         THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE DIRECTOR OF THE STATE OF OREGON UNDER THE PROVISIONS OF OAR 441-65-240. THE INVESTOR IS ADVISED THAT THE DIRECTOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENTS SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE DIRECTOR.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

                        NOTICE TO PENNSYLVANIA RESIDENTS

         ANY PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES IN THE COMMONWEALTH OF PENNSYLVANIA IS ADVISED, THAT PURSUANT TO SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT, HE SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE, AND RECEIVE A FULL REFUND OF ANY CONSIDERATION PAID, WITHOUT INCURRING ANY LIABILITY, WITHIN TWO (20) BUSINESS DAYS FROM THE TIME THAT HE RECEIVES NOTICE OF THIS WITHDRAWAL RIGHT AND RECEIVES THE PLACEMENT OFFERING MEMORANDUM. ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT OF WITHDRAWAL IS ADVISED TO GIVEN NOTICE BY LETTER OR TELEGRAM SENT TO POSTMARKED BEFORE THE END OF THE SECOND BUSINESS DAY AFTER EXECUTION. IF THE REQUEST FOR WITHDRAWAL IS TRANSMITTED ORALLY, WRITTEN CONFIRMATION MUST BE GIVEN. ANY PERSON WHO PURCHASES INTERESTS WHO IS A PENNSYLVANIA RESIDENT WILL NOT SELL SUCH INTERESTS FOR A PERIOD OF TWELVE (12) MONTHS BEGINNING WITH THE CLOSING DATE. PENNSYLVANIA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF THIRTY THOUSAND ($30,000) DOLLARS (EXCLUDING HOME, HOME FURNISHING AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (AS COMPUTED ABOVE0, AND MAY NOT INVEST MORE THAN TEN (10%) PER CENT OF THEIR NET WORTH (EXCLUSIVE OF THE SUBSCRIBER'S HOME, HOME FURNISHINGS AND AUTOMOBILES).

                       NOTICE TO SOUTH CAROLINA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        NOTICE TO SOUTH DAKOTA RESIDENTS

         THE SHARES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47.31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OR OPERATION OF LAW.

         SOUTH DAKOTA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SIXTY THOUSAND ($60,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM GROSS INCOME OF SIXTY THOUSAND ($60,000) DOLLARS, OR
(ii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE OF TENNESSEE RESIDENTS

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                            NOTICE OF TEXAS RESIDENTS

         THIS OFFERING MEMORANDUM IS FOR THE INVESTOR'S CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE SUCH INVESTOR AND THE ISSUER IN VIOLATION OF THE TEXAS SECURITIES ACT.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO UTAH RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UTAH SECURITIES ACT AND MAY NOT NE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                         NOTICE TO WASHINGTON RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON HAS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

         IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

        -----------------------------------------------------------------

                               OFFERING MEMORANDUM
   --------------------------------------------------------------------------

                               Bio-One Corporation
                             (A Nevada Corporation)

                      Offering Memorandum Dated May 2, 1998

                                1,600,000 Shares

         Bio-One Corporation, (the "Company"), a Nevada corporation, is offering on a "best efforts, no minimum basis" up to a maximum of 1,600,000 shares of common stock ("Common Stock"), $.001 par value, at $0.01 per Share. Since there is no minimum, no proceeds will be held in escrow account and all funds will be immediately available to the Company.

         The Company intends to apply for inclusion of the Common Stock on the Over the Counter Electronic Bulletin Board. There can be no assurances that an active trading market will develop, even if the securities are accepted for quotation. Additionally, even if the Company's securities are accepted for quotation and active trading develops, the Company is still required to maintain certain minimum criteria established by NASDAQ, of which there can be no assurance that the Company will be able to continue to fulfill such criteria.

         Prior to this offering, there has been no public market for the common stock of the Company. The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth, results of operations or any other recognized criteria of value. For additional information regarding the factors considered in determining the offering price of the Shares, see "Risk Factors - Arbitrary Offering Price," "Description of Securities".

         The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this offering, the Company intends to furnish its security holders with annual reports containing audited financial statements and such interim reports, in each case as it may determine to furnish or as may be required by law.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE

COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.


         This offering involves special risks concerning the Company (see "Risk Factors"). Investors should carefully review the entire Memorandum and should not invest any funds in this Offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the issuer and the terms of the Offering, including the merit and risks involved.


                                OFFERING SUMMARY

         The following summary information is qualified in its entirety by the detailed information and financial statements and notes thereto appearing elsewhere in this Memorandum.

         The Company is in the nutritional supplement marketing and internet consulting business. The Company was incorporated in the State of Nevada and its principal executive office is located at 222 Lakeview Avenue, Suite 160--124, West Palm Beach, FL 33401 and its telephone number is (561) 833-5092

                                  RISK FACTORS

         THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER, ALONG WITH OTHER MATTERS REFERRED TO HEREIN, THE FOLLOWING RISK FACTORS:

Risk Factors Relating to the Business of the Company

         Start-up or Development Stage Company. The Company did not have any operations before its organization and is a "start-up" or "development stage" company. No assurances can be given that the Company will be able to compete with other companies in its industry. The purchase of the securities offered hereby must be regarded as the placing of funds at a high risk in a new or "start-up" venture with all the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject. See "Use of Proceeds to Issuer" and "Description of Business."

         No Assurance of Profitability. To date, the Company has not generated any revenues from operations. The Company does not anticipate any significant revenues in the near future. The 0Company's ability to successfully implement its business plan is dependent on the completion of this Offering. There can be no assurance that the Company will be able to develop into a successful or profitable business.

         No Assurance of Payment of Dividends. No assurances can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable, it is likely that the Company would retain much or all of its earnings in order to finance future growth and expansion. Therefore, the Company does not presently intend to pay dividends, and it is not likely that any dividends will be paid in the foreseeable future. See "Dividend Policy."

         Possible Need for Additional Financing . The Company intends to fund its operations and other capital needs for the next 12 months substantially from the operations and proceeds of this Offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional amounts of capital for its future expansion, operating costs and working capital. The Company has made no arrangements to obtain future additional financing, and if required, there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds."

         Dependence  on  Management.    The  Company's  success  is  principally
dependent on its current management personnel for the operation of its business.

         Broad Discretion in Application of Proceeds . The management of the Company has broad discretion to adjust the application and allocation of the net proceeds of this offering, in order to address changed circumstances and opportunities. As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing obligations. See "Use of Proceeds."

         Arbitrary Offering Price. There has been no prior public market for the Company's securities. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and bears no relationship to the Company's earnings, book value or any other recognized criteria of value.

         Immediate and Substantial Dilution. An investor in this offering will experience immediate and substantial dilution.

         Lack of Prior Market for Securities of the Company. No prior market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this offering.

         No Escrow of Investors' Funds. This offering is being made on a "best efforts, no minimum basis" As such, all the funds from this Offering will be immediately available to the Company.


                                 USE OF PROCEEDS

         The Company will receive the proceeds from the Offering for working capital.

                                 DIVIDEND POLICY

         Holders of the Company's Common Stock are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefor. The Company does not anticipate the declaration or payment of any dividends in the foreseeable future. The Company intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.


                                   THE COMPANY

         The Company is in the nutritional supplement marketing and internet consulting business. In addition, the company is negotiating with other companies in the office supply field with the intent of acquiring all of the shares or assets of one or more of these companies. However, if the company is unable to complete the acquisition/acquisitions it will continue to operate its existing business and expand its activities through internal growth.

Management

         Dale B.Finfrock, Jr., is the Company's sole Director, and its President and Secretary.

                             EXECUTIVE COMPENSATION

         Since the Company was recently incorporated, it has no historical information with respect to executive compensation. At the conclusion of the Offering, the Company does not intend to compensate its officers for services to the Company from the proceeds of this Offering and will only do so when and if the Company generates profits.

Compensation of Directors

         Directors are not paid fees for their services nor reimbursed for expenses of attending board meetings.

                            DESCRIPTION OF SECURITIES

Shares

         The Company is offering hereby a "best efforts, no minimum basis" up to 1,200,000 shares of Common Stock at $.01 per Share.

Common Stock

         The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available therefor when, as and if declared by the Board of Directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable, and all shares to be sold and issued as contemplated hereby, will be validly authorized and issued, fully paid and nonassessable. The Board of Directors is authorized to issue additional shares of Common Stock, not to exceed the amount authorized by the Company's
Certificate of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and Bylaws which are available for inspection upon proper notice at the Company's offices, as well as to the applicable statutes of the State of Florida for a more complete description concerning the rights and liabilities of stockholders.

         Prior to this offering, there has been no market for the Common Stock of the Company, and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amounts of the Common Stock of the Company in the public market may adversely affect prevailing market prices, and may impair the Company's ability to raise capital at that time through the sale of its equity securities.

         Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.


                              PLAN OF DISTRIBUTION

         The Company has no underwriter for this Offering. The Offering is therefore a self- underwriting. The Shares will be offered by the Company at the offering price of $.01 per Share.

Price of the Offering.

         There is no, and never has been, a market for the Shares, and there is no guaranty that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

         The offering price should not be considered an indication of the actual value of the Shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.

         There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops, that it will continue. Consequently, purchasers of the Shares offered hereby may not find a ready market for Shares.

                             ADDITIONAL INFORMATION

         Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.


                       INVESTOR SUITABILITY STANDARDS AND
                             INVESTMENT RESTRICTIONS


Suitability

         Shares will be offered and sold pursuant an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

         The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

         Each prospective Investor must complete a Confidential Purchaser questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

         EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

         An investor will qualify as an accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that Investor:

         (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;

          (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

          (4) A director or executive officer of the Company.

          (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,100,000;

          (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

          (8) An entity in which all of the equity owners are accredited investors (as defined above).

         As used in this Memorandum, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of
(5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

         In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

         An Investor that does not qualify as an accredited Investor is a nonaccredited Investor and may acquire Shares only if:

          (1) The Investor is knowledgeable and experienced with respect to investments in limited partnerships either alone or with its Purchaser Representative, if any; and

          (2) The Investor has been provided access to all relevant documents it desires or needs; and


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



          (3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

          (4) The Investor can bear the economic risk (including loss of the entire investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

         THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

         In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Plan Investor must consider whether an investment in the Shares will satisfy the prudence requirement of Section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of
Section 404(a)(1)(C) of ERISA.


Restrictions on Transfer or Resale of Shares

         The Availability of Federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view to resale or distribution. Accordingly, each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Securities Act, or an exemption there from and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required and that the transaction complies with all other applicable Federal and state securities or Blue Sky laws.

                               Bio-One Corporation

                             (A Nevada Corporation)

                             Subscription Documents

                                   May 2, 1998

                           INSTRUCTION FOR COMPLETION

         In connection with your subscription for Bio-One Corporation ("the Company"), enclosed herewith are the following documents which must be properly and fully completed and signed:

1. INVESTMENT AGREEMENT. Fully completed and signed. Please make your check payable to the Company. (Note to partnerships who wish to subscribe: each general partner of the partnership must fully complete and sign the investment Agreement).


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NOTES TO SUBSCRIBERS:

     (a) Please indicate on the Subscription Agreement and the Confidential Purchaser Questionnaire how the Units are to be held (e.g. joint tenants with rights of survivorship, tenants by the entireties, etc.)

     (b) Please return Subscription Documents and checks to the Company at P.O. Box 669, Palm Beach, FL 33480. Checks should be made payable to the Bio-One Corporation

     (c) Additional copies of the required forms are available from the Company at P.O. Box 669, Palm Beach, FL 33480, or by calling the Company at (561) 833-5092.


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